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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 21, 2024 (June 18, 2024)

Gray Television, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Georgia	001-13796	58-0285030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4370 Peachtree Road, NE, Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

404-504-9828
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock (no par value)	GTN.A	New York Stock Exchange
common stock (no par value)	GTN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement..

As previously disclosed, on February 23, 2023, Gray Television, Inc. (the “Company”) and certain of its subsidiaries entered into a three-year $300 million revolving accounts receivable securitization facility (the “AR Facility”) with Wells Fargo Bank, N.A., as administrative agent (“Wells”).

On June 18, 2024, the Company, Gray AR, LLC, a wholly-owned special purpose subsidiary of the Company (the “SPV”), certain purchasers party thereto and Wells entered into the First Amendment (the “Amendment”) to the Receivables Purchase Agreement, dated as of February 23, 2023 (the “Receivables Purchase Agreement”), by and among the SPV, the Company, as servicer, Wells, as administrative agent, and certain purchasers from time to time party thereto (the “Purchasers”), pursuant to which, among other things, the Company amended certain ratios related to the receivables. Other than as amended by the Amendment, all other terms under the Receivables Purchase Agreement and other documents related to the AR Facility remain in full force and effect, without modification.

The SPV is a separate legal entity with its own separate creditors who will be entitled to access the SPV’s assets before the assets become available to the Company. Accordingly, the SPV’s assets are not available to pay creditors of the Company or any of its subsidiaries, although collections from the receivables in excess of amounts required to repay the Purchasers and other creditors of the SPV may be remitted to the Company.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1
First Amendment to the Receivables Purchase Agreement, dated as of June 18, 2024, by and among Gray AR, LLC, as seller, and Gray Television, Inc., in its individual capacity and as initial Master Servicer (as defined therein), Bank of America, N.A. as purchaser, Truist Bank, as purchaser, Regions Bank, as purchaser, and Wells Fargo Bank, N.A., as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gray Television, Inc.

June 21, 2024	By:	/s/ James C. Ryan
		Name:	James C. Ryan
		Title:	Executive Vice President and Chief Financial Officer